File Nos. 333-95778, 811-09026
                                                  Filed Under Rule 497(e)

ING  VARIABLE  ANNUITIES
United Life and Annuity Insurance Company
United Life and Annuity Insurance Company Separate Account One

                              PROSPECTUS SUPPLEMENT

                               December 5, 2001

                 Supplement to the Prospectus dated May 1, 1999
                                       for
            Deferred Combination Fixed and Variable Annuity Contracts
              (THE "SPECTRAselect and SPECTRAdirect PROSPECTUSES")
               issued by United Life and Annuity Insurance Company
                                   ----------

       The following information supplements certain information contained in the Prospectus dated May 1, 1999 for
 Deferred Combination Variable and Fixed Annuity Contracts (the "Prospectus").
             You should keep this supplement with your Prospectus.


         Pursuant to an order of Securities and Exchange Commission ("SEC") dated November 29, 2001, on or about December 14, 2001, United Life and Annuity Insurance Company (the "Company") will substitute shares of the International Equity Series of The GCG Trust (the "GCG Portfolio") for shares of the International Equity Fund of Credit Suisse Warburg Pincus Trust ("Warburg Portfolio") currently held by subaccounts of United Life and Annuity Insurance Company Separate Account One (the "Account"). To the extent required by law, approval of the proposed substitution has also been obtained from the state insurance regulators in certain jurisdictions. The effect of the proposed share substitutions will be to replace the Warburg Portfolio the GGC Portfolio as an investment option under the Contracts as described in your current prospectus.

         Following the substitution, the GCG Portfolio in place of the Warburg portfolio will be available as an investment option as described in your prospectus. Directed Services, Inc. ("DSI") serves as the overall investment manager to The GCG Trust. ING Pilgrim Investments, LLC. ("ING Pilgrim"), an affiliate of the Company and DSI, serves as the portfolio manager to the GCG Portfolio. A more detailed description of the GCG portfolio is included in the May 1, 2001 Prospectus for the GCG Trust. If you would like another copy of the prospectus, please call 1-800-366-0066.

         As a Contract owner you have several options in responding to the pending substitution. First, you can do nothing and your investment in Warburg Portfolio will be replaced by an investment in the GCG Portfolio. Second, you can transfer accumulated value under your Contract out of the subaccount of the Account currently holding shares of Warburg Portfolio to another subaccount or the fixed account. Any such transfer that you make between the date of this supplement and 30 days following the date of the substitution will not count towards the total number of reallocations permitted free of charge under the Contracts. Third, you may, in accordance with the terms of the Contract, surrender your Contract or make a partial withdrawal of accumulated value from your Contract.

                                       1
121269 ULA                                               December 5, 2001

         All costs associated with the substitution will be borne by the Company, the other applicants, Directed Services, Inc. and/or ING Pilgrim. There will be no cost to Contractholders.

         This supplement should be retained with the Prospectus for future reference.



                                       2
121269 ULA                                               December 5, 2001